Fourth Quarter Results and Strategic Business Review March 3, 2020

SAFE HARBOR STATEMENT Disclosures in this release and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward looking statements. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those projected, anticipated or implied is included our reports filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given, March 3, 2020, and is subject to change. Any distribution of this presentation after March 3, 2020, is not intended and will not be construed as updating or confirming such information. Armstrong Flooring, Inc. competes globally in many diverse markets. References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or “market share,” as such terms may be used or defined for any economic, legal or other purpose. In addition, we will be referring to “non-GAAP financial measures” within the meaning of SEC Regulation G. Management uses non-GAAP measures, including Adjusted EBITDA and Free Cash Flow, in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. We remove the impact of certain discrete expenses and income. The non-cash expense impact of the U.S. pension and depreciation and amortization is also excluded. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP can be found in the appendix section of this presentation.

TODAY’S PRESENTERS MICHEL VERMETTE PRESIDENT & CEO Appointed CEO in September 2019 20+ years experience in the flooring industry and business transformation Former President of Residential Carpet at Mohawk Industries Multiple Business Unit President roles at Mohawk, Ind. DOUG BINGHAM SVP, CFO Joined Armstrong Flooring in 2007 Previously VP, Treasury and Investor Relations and Regional CFO based in Shanghai Prior finance experience with Intel Corporation, Wal-Mart, and Abercrombie & Fitch AGENDA Q4 and Full Year 2019 Results Review Doug Bingham Strategic Business Update Michel Vermette Doug Bingham

Fourth Quarter and Full Year 2019 Results Review

2018 Adjusted EBITDA $2M Volume (2) Price / Mix (2) Input Costs 1 Mfg Costs (2) SG&A (1) 2019 Adjusted EBITDA ($4M) AFI Q4 2019 RESULTS v KEY HIGHLIGHTS Share loss in some categories, especially in residential Commercial sales positive YOY in the quarter Unfavorable fall through from lower net sales Manufacturing costs higher See appendix for reconciliations of non-GAAP measures.

AFI FULL YEAR 2019 RESULTS 2018 Adjusted EBITDA $58M Volume (24) Price / Mix -- Input Costs (14) Mfg Costs 3 SG&A 3 2019 Adjusted EBITDA $24M KEY HIGHLIGHTS Challenging prior year comparison due to tariff-related pre-buy activity Share loss in some categories, especially in residential Unfavorable fall through from lower net sales Higher input costs primarily attributable to additional tariff costs Productivity gains SG&A benefit from TSA income and lower incentive compensation See appendix for reconciliations of non-GAAP measures.

FREE CASH FLOW AND LIQUIDITY Strong balance sheet to support growth strategy Replaced credit facility with ABL facility with more favorable terms to Armstrong Flooring (Dollars in Millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 YTD 2019 vs YTD 2018 Operating Cash Flow ($63) $29 $32 ($4) ($6) ($69) Capex (9) (7) (7) (6) (29) +6 Free Cash Flow (72) 23 25 (10) (35) (62) See appendix for reconciliations of non-GAAP measures.

Business Update: Multi-Year Strategic Roadmap

COMPANY OVERVIEW Strong Resilient Fundamentals: Fastest growing flooring segment Brand: Well-known resilient flooring brand for over 100 years 2019 Net Sales of $626 million 2019 Adj. EBITDA of $24 million Manufacturing Footprint: 6 facilities in U.S., 1 in China, 1 in Australia Attractive Product and End-Market Mix Lancaster, PA LVT & Res Sheet Plant Beech Creek, PA Printed Film Plant Stillwater, OK LVT & Res Sheet Plant Kankakee, IL VCT Plant South Gate, CA Res Tile Plant Jackson, MS VCT Plant See appendix for reconciliations of non-GAAP measures. Source: Management estimates

NEW OPERATING MODEL from to

WHAT WE WANT YOU TO TAKE AWAY FROM TODAY Large addressable market opportunity in commercial and residential Well positioned in geographic markets and product categories Clear understanding of U.S. performance issues Focused strategy to transform and modernize business AFI will become more agile, faster growing and more profitable

RESILIENT EXPANDING INTO ALL CATEGORIES Commercial Market ($7B) Note: Addressable market is North America only. Source: Floor Covering News Residential Market ($13B) Armstrong Flooring Brand Diamond 10® Technology Non-PVC offering Innovation pipeline Global Service capabilities Superior product performance in international markets Domestic manufacturing Faster service with local sources of supply Company Strengths Figures in chart shown in $ millions.

WHAT WE WANT YOU TO TAKE AWAY FROM TODAY Large addressable market opportunity in commercial and residential Well positioned in geographic markets and product categories Clear understanding of U.S. performance issues Focused strategy to transform and modernize business AFI will become more agile, faster growing and more profitable

CHANNELS/MARKETS/PRODUCTS WHERE WE OPERATE Luxury Vinyl Tile & Planks Commercial Sheet Vinyl Composition Tile Custom Capability (Design/Shapes/Sizes/Service) Wall Base/Accessories Installation Solutions Focus on and build out organizational capability for the identified channels and verticals COMMERCIAL PRODUCTS North America Asia Australia Big Box & Warehouse Distribution Commercial National Accounts Independent Retailers Flooring Contractors & Groups Residential & Commercial Specified Builder & Multi-Family Installation Solutions WITH OUR BRAND Big Box & Warehouse Retail Buying Groups OEM GEOGRAPHY PRIVATE LABEL (emerging) RESIDENTIAL PRODUCTS Luxury Vinyl Tile & Planks Residential Tile Residential Sheet Accessories

ARMSTRONG FLOORING BRAND Most recognized hard surface brand Significant opportunities exist to accelerate growth and reduce operating costs Best Flooring From Consumer Reports' Tests 101 Top Products: Flooring Best of Year Awards Winners Favorite Hard Surface Manufacturer Contractors

WHAT WE WANT YOU TO TAKE AWAY FROM TODAY Large addressable market opportunity in commercial and residential Well positioned in geographic markets and product categories Clear understanding of U.S. performance issues Focused strategy to transform and modernize business AFI will become more agile, faster growing and more profitable

CORE BUSINESS AREAS OF UNDERPERFORMANCE Significant opportunities exist to accelerate growth and reduce operating costs Empowerment of distributors to manage brand and reduction of our direct sales force have impacted customer connectivity REGRESSION IN MULTIPLE CHANNELS Multiple product collections are underperforming, and LVT as percent of sales is underweight relative to industry Multiple product lines have excess capacity Multiple systems and lack of integration driving slow execution and higher operating cost SLOW-TURNING PRODUCT PORTFOLIO UNDERUTILIZED ASSETS COMPLEX INFRASTRUCTURE Over 75% of NA sales are to distributors Multiple product collections are underperforming, and LVT as percent of sales is underweight relative to industry Multiple product lines have excess capacity Over 75% of NA sales are to distributors Only 10% of sales are from products launched in last 24 months Manufacturing portfolio needs to be rebalanced with future outlook AFI relies on multiple custom IT systems in addition to SAP for daily operations Source: Management estimates

WHAT WE WANT YOU TO TAKE AWAY FROM TODAY Large addressable market opportunity in commercial and residential Well positioned in geographic markets and product categories Clear understanding of U.S. performance issues Focused strategy to transform and modernize business AFI will become more agile, faster growing and more profitable

SIMPLIFY Portfolio & Organization 2 STRENGTHEN Capabilities 3 EXPAND Customer Reach 1 FOCUSED STRATEGY TO TRANSFORM & MODERNIZE

EXPAND EXPAND CUSTOMER REACH Add Direct Sales representation and augment the Supply Chain model to service Key Independent Retailers, Commercial National Accounts & Large Flooring Contractors Resource & Grow in the Builder & Multifamily Channel Increase focus and investment with Big Box Retail/National Accounts Optimize the current Distribution Network Penetrate new Commercial verticals such as Hospitality, Corporate/Office and Government Invest in Marketing capabilities to drive demand creation with key growth platforms – digital tool expansion, brand refresh & self-service toolbox

INVESTMENT SIMPLIFY SIMPLIFY & ENHANCE PORTFOLIO Commercial Sheet Residential Tile REFRESH OFFERING Commercial VCT Residential Sheet Commercial LVT Residential LVT INVEST IN OFFERING Coatings Personalization Non-PVC Recycling Acoustics AREAS OF INNOVATION DECREASE Commercial LVT 15% Residential LVT 15% Commercial Sheet 20% Residential Tile 5% Accessories 5% Commercial VCT 30% Residential Sheet 10% MAINTAIN GROW REDUCE COMPLEXITY CURRENT SALES MIX Marketing, Supply Chain, Design & Innovation SKU MIX DIRECTION

SIMPLIFY SIMPLIFY & ENHANCE PORTFOLIO Simplify pricing structure Streamline administrative processes and systems Transition multiple systems to one integrated platform Redeploy back office SG&A to fund Go-to Market Expansion Provide performance expectations to channel partners Digitize Customer interactions Optimize manufacturing footprint Reduce lease costs for corporate HQ Simplify Optimize

TRANFORM & MODERNIZE CAPABILITIES STRENGTHEN Project Management Innovation & Product Development Processes Productivity Transformation Management Office Cross Functional Clear KPI’s Customer Portal One AFI Logistics and Distribution Stage Gate Design 3-Year Pipeline Sustainability Focus on Big Opportunities First Movers Mentality Embed in Culture

PRODUCT INNOVATION STRENGTHEN Customer-focused Innovation

MANAGEMENT ALIGNED FOR SUCCESS Sales growth Gross profit improvement Adj. EBITDA targets Share price targets ANNUAL INCENTIVE LONG-TERM INCENTIVE

WHAT WE WANT YOU TO TAKE AWAY FROM TODAY Large addressable market opportunity in commercial and residential Well positioned in geographic markets and product categories Clear understanding of U.S. performance issues Focused strategy to transform and modernize business AFI will become more agile, faster growing and more profitable

REVENUE DRIVERS Leverage Strength in Commercial Verticals Penetrate Underrepresented Sectors Develop Market-Leading Product Portfolio

GROSS MARGIN IMPROVEMENTS Enhance margin mix through incremental direct sales to larger customers Optimize manufacturing footprint Update pricing approach to reduce complexity Streamline product portfolio Develop enhanced logistics capability, including investment in new distribution facilities

SG&A INVESTMENTS Expand sales force capabilities to drive revenue opportunities Revitalize brand through enhanced marketing Leverage outside resources to modernize systems and processes Drive future operating efficiencies as business modernizes Reduce lease costs for corporate HQ Align incentive structure to drive focus on profitable growth

WORKING CAPITAL AND CAPEX SKU optimization drives reduction of inventory Increase just-in-time inventory investments for key products to support market requirements Additional receivables to support new and existing customer accounts Capital investment to fuel growth opportunities Monetize non-core assets Refinanced credit facility to asset-backed loan to improve flexibility

FINANCIAL PATH FORWARD Reverse sales decline and grow topline Improve gross profit margin Investments and non-recurring 2019 benefits impact 2020 SG&A dollars and margin Adjusted EBITDA dollars and margin decline significantly on a percentage basis in 2020 and grow thereafter Expect free cash flow to be positive in 2022

NEW OPERATING MODEL from to

WHAT WE WANT YOU TO TAKE AWAY FROM TODAY Large addressable market opportunity in commercial and residential Well positioned in geographic markets and product categories Clear understanding of U.S. performance issues Focused strategy to transform and modernize business AFI will become leaner, faster growing and more profitable

APPENDIX

RECONCILIATIONS TO GAAP $ Million Adj EBITDA Three months 12 months   2019 2018 2019 2018 Total Total Total Total Net (Loss) Income ($25.1) ($171.0) ($58.5) ($163.0) Net income disc ops (2.8) 156.1 (10.4) 143.9 Interest expense 1.7 1.9 4.4 4.8 Other (income) & expense 0.6 0.7 1.8 2.9 Taxes 4.6 (4.3) 1.6 (6.0) Operating (loss) income (21.0) (16.6) (61.1) (17.4) Depreciation and amortization 15.5 11.2 50.7 44.7 Business reset 0.5 1.5 32.1 7.5 U.S. pension expense 0.7 0.9 2.7 3.8 Corporate expense -- 4.8 -- 19.0 Adjusted EBITDA (4.3) 1.8 24.4 57.5 Free Cash Flow Three months ended 3/31/19 Three months ended 3/31/18 Three months ended 6/30/19 Three months ended 6/30/18 Three months ended 9/30/2019 Three months ended 9/30/18 Three months ended 12/31/19 Three months ended 12/31/18 Twelve months ended 12/31/19 Twelve months ended 12/31/18 Operating Cash Flow (63.2) (4.4) 29.4 29.0 32.0 (6.8) (4.2) 44.7 (6.0) 62.5 Purchases of property, plant, and equipment (8.6) (10.2) (6.9) (7.2) (7.4) (6.9) (6.0) (11.0) (28.9) (35.3) Free Cash Flow (71.8) (14.6) 22.5 21.8 24.6 (13.7) (10.2) 33.7 (34.9) 27.2 December 31 Note: Figures may not foot due to rounding.